Exhibit 10.1
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                            STOCK PURCHASE AGREEMENT
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         THIS STOCK  PURCHASE  AGREEMENT (the  "Agreement")  is made as of April
___, 2001, by and between Beverly Holdings, Inc., a Nevada corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as the "Investor."

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Stock.
                  --------------------------

                  1.1 Sale and Issuance of Stock. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing and the Company agrees to sell and issue to such Investor at the Closing that number of shares of the Company's Common Stock (the "Stock") set forth opposite such Investor's name on Schedule A hereto for the purchase price of $0.01 (1 cent) per share.

                  1.2 Closing. The purchase and sale of the Stock shall take place at such time and place as the Company and Investors purchasing at least a majority of the Stock mutually agree upon (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Stock which such Investor is purchasing against delivery to the Company by such Investor of a certified check or bank wire in the amount of the purchase price therefor payable to the Company's order.

                  2. Representations and Warranties of the Company. Subject to subsections 2(i) and 2(ii) below, the Company hereby represents and warrants to Investors that:

                  2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business and properties.

                  2.2 Capitalization. The authorized capital of the Company consists, or will consist prior to the Closing, of:

                                    (i)  Common  Stock.   50,000,000  shares  of
common stock (the "Common Stock"), $0.001 par value, of which 560,701 shares will be issued and outstanding upon the effectiveness of the Certificate.

                                    (ii)    Outstanding    Shares    and   Other
Securities. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable and all shares of Common Stock to be issued upon the exercise of outstanding options or conversion of convertible securities in accordance with their respective terms will be duly and validly issued, fully paid and nonassessable and the outstanding Common Stock and all other outstanding securities of the Company were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

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                                    (iii)  Agreements  for  Purchase  of Shares.
There are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

                  2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, partnership or other business entity; provided, however that the Company does have an interest in the following companies: Digital DJ, Inc., Domestic Transmission Technologies, Inc., European Licensing Group, Inc. and Latin America Subcarrier Services Group, Inc.

                  2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Stock being sold hereunder has been taken or will be taken on or prior to the Closing, and this Agreement constitutes the valid and legally binding obligations of the Company except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  2.5 Valid Issuance of Common Stock. The Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, will be subject to restrictions on transfer under applicable federal and state securities laws and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Stock issuable under this Agreement has been reserved for issuance and, upon issuance and in accordance with the terms of the Certificate, shall be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws.

                  2.6 Governmental Consents. As of the Closing and subject to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for any filings pursuant to Regulation D under the Act, pursuant to section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, and pursuant to other applicable blue sky laws and any rules thereunder.

                  2.7 Litigation. There is no action or suit or, to the Company's knowledge, any proceeding or investigation pending or currently threatened against the Company or any of its officers or directors which questions the validity of this Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.



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                  2.8  Patents  and  Trademarks.  The  Company has no patents or patents pending. To the best of its knowledge, the Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others.

                  2.9 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, which violation or default would be materially adverse to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or non-renewal of a material permit, license, authorization or approval applicable to the Company, its business or operations or any of its properties.

                  2.10 Disclosure. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Stock.

                  2.11 Information. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  2.12 Registration Rights. The Company shall register each share of the Stock at the Company's expense, upon demand by investors owning in excess of 20% of the Stock, the Company will sign and abide by such Registration Rights Agreements as may be requested by the investors from time to time.

                  2.13 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets with a book value of $10,000 or more. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  2.14 Employee Benefit Plans. The Company does not have any employee benefit plan described in section 3(2)(A) or section 3(2)(B) of the Employee Retirement Income Security Act of 1974.

                  2.15 Minute Book. The minute book of the Company is available to the Investors, contains a complete summary of all meetings of directors and stockholders since the time of incorporation and reflects all transactions referred to in such minutes accurately in all material respects.

                  2.16 Voting Arrangements. There are no outstanding stockholder agreements, voting trusts, proxies or other arrangements among the stockholders of the Company relating to the voting of their respective shares.

                  2.17 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Stock as


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contemplated by this Agreement are exempt from the registration  requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  2.18 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

                  2.19  Employment   Contracts.   There  are  no  side  letters,
employment   contracts,   written  or  verbal   understandings  with  regard  to
employment, termination, severance, or the like in place.

                  3. Representations and Warranties of Investors. Each Investor hereby represents and warrants that:

                  3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and that the Agreement constitutes its valid and legally binding obligation except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  3.2 Purchase Entirely for Own Account. This Agreement is made with Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  3.3 Disclosure of Information. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock.

                  3.4 Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. If other than an individual, Investor also represents it has not been organized solely for the purpose of acquiring the Stock.

                  3.5 Restricted Securities. Investor understands that the shares of Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In



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this  connection  Investor  represents  that it is familiar with  Securities and
Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  3.6 Legends. It is understood that the certificates evidencing the Stock may bear one or all of the following legends:

                                    (a)   "These   securities   have   not  been
registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                                    (b) "These securities are subject to a right
of first refusal and other restrictions on transfer as set forth in the Company's Bylaws which restrictions are incorporated herein."

                                    (c) Any legend  required  by the laws of the
State of California or other jurisdiction, including any legend required by the California Department of Corporations and sections 417 and 418 of the California Corporations Code.

                  3.7 Accredited Investor. Investor is an accredited investor as defined in Rule 501(a) of Regulation D of the SEC under the Securities Act, as presently in effect.

                  4. California Commissioner of Corporations.

                  4.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  5. Conditions of Investors' Obligations at Closing. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless Investor consents in writing thereto:

                  5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2, subject in all cases to the standard set forth in Section 2(i) shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date).

                  5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in


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connection with the lawful issuance and sale of the Stock to Investors  pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to Investors, and Investors shall have received all such counterpart original and certified or other copies of such documents as such Investors may reasonably request.

                  6. Conditions of the Company's Obligations at Closing. The obligations of the Company to Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such
Investors:

                  6.1 Representations and Warranties. The representations and warranties of Investors contained in Section 3 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 Payment of Purchase Price. Investors shall have delivered the purchase price specified in Section 1.2.

                  6.3 Qualification. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock to Investors pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  7. Miscellaneous.

                  7.1 Survival of Warranties. The warranties, representations and covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of eighteen (18) months (except for covenants herein which by their terms extend beyond said period) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investors or the Company.

                  7.2 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to California conflict of laws provisions.

                  7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



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                  7.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by
telecopier,   telex,  telegram,  or  other  facsimile  means,  upon  receipt  of appropriate confirmation of receipt, or five days after deposit with the United States Postal Service, by registered or certified mail, or one day after deposit with next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties to this Agreement.

                  7.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.7 Amendments and Waivers. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company; provided, however, that no condition set forth in Section 5 hereof may be waived with respect to any Investor who does not consent thereto.

                  7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.9 Choice of Forum. Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts of the State of California located in the County of San Francisco for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this agreement or the subject matter hereof may not be enforced in or by any of the above- named courts.

                  7.10 Entire Agreement. This Agreement, the Exhibits hereto and other documents delivered expressly hereby constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein and therein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



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                                  BEVERLY HOLDINGS, INC.


                                  By: ____________________________

                                 Title: _________________________

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                             BEVERLY HOLDINGS, INC.
                            STOCK PURCHASE AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                  [INVESTOR]



                                  By:_______________________________


                                  [INVESTOR]



                                  By:_______________________________


                                  [INVESTOR]



                                  By:_______________________________


                                  [INVESTOR]



                                  By:_______________________________


                                  [INVESTOR]



                                  By:_______________________________




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